EXHIBIT 10.2
                                                                    ------------

                                                                  EXECUTION COPY

                   DISTRIBUTION, RELEASE AND LOCKUP AGREEMENT


                  This DISTRIBUTION, RELEASE AND LOCKUP AGREEMENT (this "Agreement") is made and entered into as of July 27, 2006 by and among Suburban Energy Services Group LLC, a Delaware limited liability company (the "General Partner"), the holders of limited liability company interests in the General Partner who are signatories hereto (the "GP Members"), including Suburban Energy Membership LLC, a Delaware limited liability company ("LLC 2"), the holders of limited liability company interests in LLC 2 who are signatories hereto (the "LLC 2 Members"), Suburban Propane Partners, L.P., a Delaware limited partnership (the "MLP"), and Suburban Propane, L.P., a Delaware limited partnership and the operating partnership of the MLP (the "OLP").

                                    RECITALS

                  WHEREAS, the General Partner is the general partner of each of the MLP and OLP and holds the following interests: the General Partner Interest (the "MLP GP Interest") and the Incentive Distribution Rights (each as defined in the Second Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P., dated as of May 26, 1999) in the MLP and the General Partner Interest (as defined in the Second Amended and Restated Agreement of Limited Partnership of Suburban Propane, L.P. , dated as of May 26, 1999) in the OLP (the "OLP GP Interest");

                  WHEREAS, concurrently with the execution of this Agreement, the General Partner, the MLP and the OLP are entering into an Exchange Agreement, a copy of which is attached as Appendix B hereto (the "Exchange Agreement"), pursuant to which, subject to the terms and conditions thereof, the General Partner will exchange its Incentive Distribution Rights, the entire economic interest in the MLP included in the MLP GP Interest and the entire economic interest in the OLP included in the OLP GP Interest for an aggregate of two million, three hundred thousand (2,300,000) Common Units (as defined in the MLP Partnership Agreement) of the MLP (the "Consideration Units"), thereby reducing the economic interest included in each of the MLP GP Interest and the OLP GP Interest to zero;

                  WHEREAS, upon consummation of the transactions contemplated by the Exchange Agreement, each of the GP Members wishes to terminate his, her or its Membership Interest (as defined in the Operating Agreement of the General Partner, dated as of May 26, 1999 (the "GP Operating Agreement")) in the General Partner (the "GP Membership Interests") in exchange for the distribution to the GP Members from the General Partner of the Consideration Units (except to the extent set forth in the second succeeding recital);

                  WHEREAS, upon LLC 2's receipt of Consideration Units from the General Partner in exchange for the termination of its GP Membership Interest, each of the LLC 2 Members wishes to terminate his or her Membership Interests (as defined in the Operating Agreement of LLC 2) in LLC 2 (the "LLC 2 Membership Interests" and, together with the GP Membership Interests, the "Membership

Interests") in exchange for the distribution to the LLC 2 Members from LLC 2 of Consideration Units; and

                  WHEREAS, seven hundred and eighty-four (784) of the Consideration Units which Mr. Mark A. Alexander is entitled to receive upon the distribution of the Consideration Units by the General Partner will not be distributed to him by the General Partner, and, as a result, Mr. Alexander will retain a GP Membership Interest and be the sole remaining member of the General Partner (the "Retained Interest").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Distribution of Consideration Units. Each of the GP Members and LLC 2 Members hereby elects to receive, as soon as practicable following the Closing and the effectiveness of the Registration Statement (each as defined in the Exchange Agreement), the number of Consideration Units to be delivered to him, her or it as set forth on his, her or its individual Appendix A hereto, which has been determined in accordance with the formula set forth on Appendix A, as consideration for the termination of his, her or its GP Membership Interest, except for the Retained Interest, and/or LLC 2 Membership Interest, as applicable. Without further action by the GP Members or LLC 2 Members, as of the Closing, all of the right, title and interest in and to each of the GP Membership Interests, except for the Retained Interest, and all of the right, title and interest in and to each of the LLC 2 Membership Interests, will be assigned, transferred and delivered to the General Partner and LLC 2, respectively, free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever. In furtherance of the foregoing, each of the GP Members and LLC 2 Members agrees that he, she or it shall not sell, transfer or otherwise dispose of his, her or its Membership Interest(s) from and after the date hereof except in accordance with this Agreement. At the Closing, the General Partner will distribute to each GP Member and, immediately thereafter, LLC 2 will distribute to each LLC 2 Member the number of Consideration Units to be delivered to him, her or it as set forth on his, her or its individual Appendix A hereto, which has been determined in accordance with the formula set forth on Appendix A hereto, except for the Retained Interest (the "Distribution"). Each of the GP Members and LLC 2 Members hereby acknowledges and agrees that receipt of the Consideration Units distributed pursuant to this Section 1 shall constitute complete satisfaction of all obligations or any other sums due to such GP Member or LLC 2 Member with respect to his, her or its Membership Interest(s), including the termination thereof pursuant to Section 2 hereof, except for the Retained Interest, and no such member shall be entitled to any further consideration therefor, whether under the Delaware Limited Liability Company Act or otherwise. Each of the GP Members and LLC 2 Members hereby further acknowledges that the Consideration Units received by him, her or it in the Distribution may be sold, prior to the first anniversary of the Closing, only pursuant to the Registration Statement and, thereafter until the second anniversary of the Closing, only pursuant to the Registration Statement or Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or, in either case, in a transaction exempt from registration under the Securities Act to a person who agrees in writing to be bound by this provision in form and substance acceptable to the MLP. Any GP Member or LLC 2 Member who continues to be an affiliate of the MLP or OLP after the expiration of the Registration Statement shall dispose of his, her or its Consideration Units only pursuant to Rule 144 under the Securities Act or in a transaction exempt from registration under the Securities Act to a person who agrees in writing to be bound by this provision in form and substance acceptable to the MLP.

         2. Termination of Membership Interests. Immediately following the Distribution, without further action by the General Partner and LLC 2, all Membership Interests, except for the Retained Interest, shall be terminated and have no further force or effect, and each member of the General Partner and LLC 2 whose entire GP Membership Interest or LLC 2 Membership Interest is terminated shall cease to be a member of the General Partner or LLC 2, as applicable, and shall cease to have or exercise any further rights as a member thereof. LLC 2 Members consent to the dissolution of LLC 2 following the Distribution.

         3. Consents and Approvals. Each of the GP Members and LLC 2 Members hereby consents to and approves this Agreement and the Exchange Agreement and all of the transactions contemplated hereby and thereby. Messrs. Mark A. Alexander, Michael J. Dunn, Jr. and Robert M. Plante further represent that they constitute all the members of the Board of Managers of the General Partner and collectively own a Majority in Interest (as defined in the GP Operating Agreement) and have approved this Agreement and the Exchange Agreement and all of the transactions contemplated hereby and thereby in their capacities as managers and members of the General Partner.

         4. Release. From and after the Closing, each of the GP Members and LLC 2 Members shall hereby, on behalf of themselves and each of their affiliates, heirs, executors, administrators, legal representatives and their respective successors or assigns (collectively, the "Releasor Related Parties"), unequivocally, irrevocably and unconditionally (i) release, surrender, acquit and forever discharge each of the MLP, the OLP, the General Partner, LLC 2, the Appointed Supervisors, Elected Supervisors and officers of the MLP and the OLP, the present and former members of the Board of Managers and officers of each of the General Partner and LLC 2, and each of their respective successors, affiliates, predecessors, agents, assigns, attorneys, financial advisors and representatives, and their respective successors and assigns (each, a "Released Party" and collectively, the "Released Parties"), of and from any and all actions, causes of action, claims, suits, debts, disputes, controversies, judgments, remedies, demands, damages and liabilities, of any nature whatsoever, in law, at equity or otherwise, whether direct, derivative or otherwise, fixed or contingent, currently known or unknown (collectively, "Claims"), which may be asserted against any of the Released Parties or which any GP Member, LLC 2 Member or Releasor Related Party now has, claims to have or ever could assert, either for themselves or otherwise for or on behalf of any other person or entity, arising out of or in connection with the negotiation, execution of or consummation of the transactions contemplated by the Exchange Agreement, including but not limited to the aggregate number of Consideration Units received by the General Partner in connection with such transactions and the subsequent Distribution to such GP Member or LLC 2 Member of the number of Consideration Units set forth on such GP Member's or LLC 2 Member's individual

Appendix A hereto in complete satisfaction of all obligations or any other sums due to such GP Member or LLC 2 Member with respect to his, her or its Membership Interest(s) except the Retained Interest (in the case of Mark A. Alexander);
(ii) release, surrender, acquit and forever discharge each of the members of the Board of Managers and officers of the General Partner and LLC 2 for any prior actions or failures to act by them in their capacities as such; and (iii) covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any matter purported to be Released hereby.

         5. Lockups. For a period of two years from the date of Closing, each of Messrs. Mark A. Alexander and Michael J. Dunn, Jr. shall not Transfer any of the Consideration Units received by him in the Distribution except: (i) to a family member, or trust for the benefit of a family member, of such individual who agrees to be bound by this Section 5, the next to last sentence of Section 1 and Section 6; (ii) with the prior written consent of the Board of Supervisors of the MLP; (iii) pursuant to a Change of Control (as defined in the Exchange Agreement); (iv) by will or the laws of intestacy to such person's legal representative, heir or legatee; or (v) if such person is a partnership or corporation or similar entity, a distribution to partners or stockholders, but subject to the terms of this Section 5, the next to last sentence of Section 1 and Section 6. For a period of ninety (90) days from the date of Closing, all other GP Members and LLC 2 Members shall not Transfer any of the Consideration Units received by them in the Distribution except under the circumstances described in clauses (i) through (v) of the preceding sentence and except that LLC 2 may distribute its portion of such Consideration Units to its members as contemplated by Section 1. For a period of two years from the date of Closing, each of the GP Members and LLC 2 Members hereby agrees to notify the General Counsel of the MLP each time that he, she or it Transfers any or all of his, her or its Consideration Units. Each of the GP Members and LLC 2 Members hereby consents to the placing of stop transfer instructions with the transfer agent for the Common Units by the MLP on his, her or its Consideration Units for a period equal to his, her or its respective lockup period, beginning on the date of Closing. For purposes of this Section 5, "Transfer" shall mean (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer, whether directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, or
(ii) enter into any swap or any other arrangement or any transaction that transfers to another, in whole or in part, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any of the economic consequences of ownership, whether any such swap or transaction is to be settled by delivery of Common Units or other securities, in cash or otherwise.

         6. Registration Statement. Each of the GP Members and LLC 2 Members hereby (i) consents to the inclusion in the Registration Statement of his or her name and any other information as may be required to be included therein under the Securities Act and the rules and regulations thereunder, (ii) agrees to provide the MLP with any such information as the MLP requires and may reasonably request for this purpose and (iii) represents that any such information provided to the MLP for such purpose shall be true and correct as of the date provided.

         7.       Intentionally Omitted.

         8. Fees and Expenses. Mark A. Alexander hereby agrees to pay the fees and expenses owed by the General Partner to its financial advisor, Redwall Partners, a division of RP&C International (Securities) Inc. The legal fees and expenses of the General Partner incurred in connection with the transactions contemplated by this Agreement and the Exchange Agreement shall be paid in the following manner: the Board of Managers of the General Partner shall have the discretion to withhold all or a portion of the quarterly distribution scheduled to be paid to the General Partner and then to be distributed by the General Partner to the GP Members and, at the direction of LLC 2, to the LLC 2 Members in August 2006 and November 2006 and to use such funds to pay such legal expenses. Any funds remaining after the payment of such legal expenses shall be paid to each of the GP Members (including LLC 2) and by LLC 2 to the LLC 2 Members in an amount based upon his, her or its combined profits interests in the General Partner and LLC 2. If, however, such funds are not sufficient to pay such legal expenses, each of the GP Members and LLC 2 Members will reimburse the General Partner for any such remaining unpaid legal expenses in an amount based upon his, her or its combined profits interests in the General Partner and LLC 2.

         9.       Certain State Taxes Imposed On the General Partner.

                  a. The MLP or the OLP shall pay or reimburse Mark A. Alexander as the sole member of the General Partner following the Closing for taxes (including, without limitation, the State of Kentucky corporation tax, the State of California tax return filing fee, the state of Rhode Island minimum tax and the state of Tennessee single member LLC excise tax), imposed upon the General Partner by any state (other than a state in which Mr. Alexander resides) except to the extent that such taxes are attributable to activities or income of the General Partner that are unrelated to (a) its ownership of the Retained Interest or (b) its status as General Partner of the MLP.

                  b. Following the Closing, the General Partner shall continue to be entitled to use the tax department services of the OLP and the services of the MLP's accounting firm or tax advisors, at no cost to the General Partner, consistent with past practices.

         10. Additional Signatories. Subsequent to the execution of this Agreement, each of the General Partner and LLC 2 shall use its commercially reasonable efforts to obtain an executed counterpart of this Agreement from each member of the General Partner and LLC 2 who is not a signatory hereto as of the date of this Agreement. Upon executing and delivering a counterpart of this Agreement, each such GP Member or LLC 2 Member shall have the same rights and assume the same obligations he or she would have had he or she had executed and delivered this Agreement concurrently with the execution and delivery of this Agreement by the GP Members and LLC 2 Members who executed and delivered this Agreement on the date first written above.

         11. Distribution Deliveries. Upon the Distribution, the General Partner shall deliver, or cause to be delivered, to each of the GP Members, and immediately thereafter LLC 2 shall deliver, or cause to be delivered, to each of the LLC 2 Members, duly endorsed certificates representing the number of Consideration Units to be delivered to him, her or it as set forth on his, her or its individual Appendix A hereto, which has been determined in accordance with the formula set forth on such Appendix A, or, alternatively, by book entry.

         12.      Automatic Change in Form of Transaction.

                  a. Immediately following the execution of this Agreement, Mark A. Alexander, Michael J. Dunn, Jr., and Robert M. Plante, who are currently all of the members of the Board of Managers of the General Partner, shall use their commercially reasonable efforts to obtain an executed counterpart of this Agreement from each of the members of the General Partner and LLC 2. In the event that any member of the General Partner has not executed and delivered a counterpart of this Agreement prior to the Closing, notwithstanding anything to the contrary contained in this Agreement, the General Partner shall not distribute any of the Consideration Units to its members (including LLC 2), except in connection with, and in the form of, the transactions described in this Section 12.

                  b. In the event that, not later than five business days prior to the date of the MLP's 2006 Tri-Annual Meeting, any member of the General Partner has not executed and delivered a counterpart of the Agreement, the General Partner shall form a wholly-owned subsidiary in the form of a Delaware limited liability company, which, at the Closing (unless this Agreement has been signed by all such members), will be merged with and into the General Partner, with the General Partner as the surviving entity in such merger (the "General Partner Merger"). In the General Partner Merger, the holders of limited liability company interests in the General Partner shall receive the Consideration Units in exchange for their limited liability company interests in the General Partner (except for the Retained Interest of Mark Alexander) in accordance with the formula set forth in this Agreement, and their limited liability company interests in the General Partner shall be cancelled (except for the Retained Interest of Mark Alexander). The exchange of Consideration Units pursuant to the General Partner Merger shall be deemed a Distribution for all purposes of this Agreement.

                  c. The General Partner agrees to enter into and to cause its subsidiary to enter into, an agreement and plan of merger, and to execute, deliver and file a certificate of merger and all other appropriate documentation to consummate the General Partner Merger. The GP Members by their signatures hereto, who collectively own a majority of the outstanding limited liability company interests in the General Partner, hereby approve the General Partner Merger, if required, in accordance with the terms and provisions of the operating agreement of the General Partner and agree to take, or cause the General Partner to take, any and all other actions necessary to authorize the General Partner and its subsidiary to enter into, deliver and perform its obligations under, the agreements and other documentation necessary to consummate the General Partner Merger. The terms and provisions of all documentation required under this Section 12 for the General Partner Merger shall be subject to the reasonable approval of the Board of Supervisors of the MLP.

         13. Termination. This Agreement and the rights and obligations of the parties hereto shall automatically terminate and be of no further force and effect upon termination of the Exchange Agreement in accordance with its terms.

         14.      Miscellaneous.

                  a. Amendments and Waivers. Amendments or modifications to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of each of the parties hereto, except that, no consent of the GP Members or LLC 2 Members shall be required if such amendment or modification has been approved by the Board of Managers of the General Partner, other than as to any amendments or modifications relating to the Consideration Units, which shall require approval of a Majority in Interest of the members of the General Partner and, if applicable, the members of LLC 2. Any action to be taken hereunder at the discretion of the MLP or the Board of Supervisors of the MLP shall be taken by the Audit Committee of the Board of the Supervisors of the MLP.

                  b. Further Assurances. Each of the GP Members and LLC 2 Members hereby agrees that he, she or it shall not Transfer any of his, her or its Membership Interest(s) (whether directly or indirectly, by merger, consolidation or otherwise) from and after the date hereof except in accordance with this Agreement. From time to time, as and when requested by the MLP or the OLP, the General Partner, LLC 2, the GP Members and LLC 2 Members shall execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement and the Exchange Agreement.

                  c. Entire Agreement. This Agreement and the Appendices hereto constitute the full and complete agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  d. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of (i) delivery thereof if by hand; (ii) receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested); (iii) the second business day after deposit if sent by a recognized overnight delivery service; or (iv) transmission if sent by telecopy or facsimile transmission (with request of assurance of receipt in a manner customary for communication of such type) as follows:

                  If to the MLP:

                  Suburban Propane Partners, L.P.
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn:  Paul Abel, General Counsel and Secretary

                  Facsimile No.:  (973) 515-5982

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attn:  Ellen J. Odoner, Esq.
                            Ted S. Waksman, Esq.
                  Facsimile No.:  (212) 310-8007

                  If to the OLP:

                  Suburban Propane, L.P.
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn: Paul Abel, General Counsel and Secretary
                  Facsimile No.:  (973) 515-5982

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attn:  Ellen J. Odoner, Esq.
                            Ted S. Waksman, Esq.
                  Facsimile No.:  (212) 310-8007

                  If to the General Partner:

                  Suburban Energy Services Group LLC
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn: Mark A. Alexander
                  Facsimile No.:  (973) 503-9995

                  with a copy to:

                  Cadwalader, Wickersham & Taft LLP
                  One World Financial Center
                  New York, NY 10281
                  Attention:  Dennis  J.  Block, Esq.
                  Facsimile No.: (212) 504-6666

                  If to the GP Members:

                  c/o Suburban Energy Services Group LLC
                  240 Route 10 West

                  Whippany, New Jersey 07981
                  Attn: Mark A. Alexander
                  Facsimile No.:  (973) 503-9995

                  If to LLC 2:

                  Suburban Energy Membership LLC
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn: Mark A. Alexander
                  Facsimile No.:  (973) 503-9995

                  with a copy to:

                  Cadwalader, Wickersham & Taft LLP
                  One World Financial Center
                  New York, NY 10281
                  Attention:  Dennis  J.  Block, Esq.
                  Facsimile No.: (212) 504-6666

                  If to the LLC 2 Members:

                  c/o Suburban Energy Membership LLC
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn: Mark A. Alexander
                  Facsimile No.:  (973) 503-9995

                  e. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws rules thereof.

                  f. Assignment. This Agreement shall be binding upon the MLP, the OLP, the General Partner, each of the GP Members, LLC 2 and each of the LLC 2 Members and each of their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the consent of the other parties hereto.

                  g. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  h. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

                  i. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have executed this Distribution, Release and Lockup Agreement as of the date first written above.



                                     SUBURBAN PROPANE PARTNERS, L.P.

                                     By: /s/ MARK A. ALEXANDER
                                         -------------------------------
                                     Name:    Mark A. Alexander
                                     Title:   Chief Executive Officer



                                     SUBURBAN PROPANE, L.P.

                                     By: /s/ MARK A. ALEXANDER
                                         -------------------------------
                                     Name:    Mark A. Alexander
                                     Title:   Chief Executive Officer



                                     SUBURBAN ENERGY SERVICES GROUP LLC

                                     By: /s/ MARK A. ALEXANDER
                                         -------------------------------
                                     Name:    Mark A. Alexander
                                     Title:   Chairman



                                     SUBURBAN ENERGY MEMBERSHIP LLC

                                     By: /s/ MICHAEL J. DUNN, JR.
                                         -------------------------------
                                     Name:    Michael J. Dunn, Jr.
                                     Title:   Member



                                     SUBURBAN ENERGY MEMBERSHIP LLC, AS
                                     A GP MEMBER

                                     By: /s/ MICHAEL J. DUNN, JR.
                                         -------------------------------
                                     Name:    Michael J. Dunn, Jr.
                                     Title:   Member

                                     GP MEMBERS:



                                     /s/ MARK A. ALEXANDER
                                     -----------------------------------
                                     Name: Mark A. Alexander

                                     /s/ MICHAEL J. DUNN, JR.
                                     -----------------------------------
                                     Name:  Michael J. Dunn, Jr.

                                     /s/ MICHAEL M. KEATING
                                     -----------------------------------
                                     Name: Michael M. Keating

                                     /s/ JEFFREY S. JOLLY
                                     -----------------------------------
                                     Name:  Jeffrey S. Jolly

                                     /s/ RUSSELL T. RUPP
                                     -----------------------------------
                                     Name: Russell T. Rupp

                                     /s/ ROBERT PLANTE
                                     -----------------------------------
                                     Name: Robert Plante

                                     /s/ MARK ANTON II
                                     -----------------------------------
                                     Name:  Mark Anton II

                                     /s/ JANICE MEOLA SOKOL
                                     -----------------------------------
                                     Name: Janice Meola Sokol

                                     /s/ DOUGLAS BRINKWORTH
                                     -----------------------------------
                                     Name:  Douglas Brinkworth

                                     /s/ ELMER DANTE
                                     -----------------------------------
                                     Name:  Elmer Dante

                                     /s/ NEIL SCANLON
                                     -----------------------------------
                                     Name:  Neil Scanlon

                                     /s/ DAVIN D'AMBROSIO
                                     -----------------------------------
                                     Name: Davin D'Ambrosio

                                     /s/ HELENE FISCHER
                                     -----------------------------------
                                     Name: Helene Fischer

                                     /s/ ALAN SKOLNIK
                                     -----------------------------------
                                     Name: Alan Skolnik

                                     LLC 2 MEMBERS:



                                     /s/ MICHAEL J. DUNN, JR.
                                     -----------------------------------
                                     Name: Michael J. Dunn, Jr.

                                     /s/ MICHAEL M. KEATING
                                     -----------------------------------
                                     Name:  Michael M. Keating

                                     /s/ JEFFREY S. JOLLY
                                     -----------------------------------
                                     Name:  Jeffrey S. Jolly

                                     /s/ MARK ANTON II
                                     -----------------------------------
                                     Name: Mark Anton II

                                     /s/ JANICE MEOLA SOKOL
                                     -----------------------------------
                                     Name:  Janice Meola Sokol

                                     /s/ DOUGLAS BRINKWORTH
                                     -----------------------------------
                                     Name:  Douglas Brinkworth

                                     /s/ ELMER DANTE
                                     -----------------------------------
                                     Name: Elmer Dante

                                     /s/ NEIL SCANLON
                                     -----------------------------------
                                     Name: Neil Scanlon